SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KB HOME

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KB HOME

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, April 12, 2012

KB Home’s Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/kbh

This notice is not a form for voting. It presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

We will provide you with a paper or e-mail copy of these proxy materials, including a voting instruction form, upon your request and at no charge to you. Please make your request for a copy as described below on or before March 30, 2012 to facilitate timely delivery. Otherwise, you will not receive a paper or e-mail copy of these proxy materials.

TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting to receive paper or e-mail proxy materials, your preference will apply to future proxy material mailings, unless you later indicate otherwise.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/kbh

TO VOTE SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy. You cannot use this notice to vote.

Dear KB Home Stockholder:

The 2012 Annual Meeting of Stockholders of KB Home will be held at KB Home’s corporate office at 10990 Wilshire Boulevard, Los Angeles, CA 90024 on April 12, 2012, at 9:00 a.m. (local time).

Items of business to be considered at the 2012 Annual Meeting:

(1) Elect nine directors, each to serve for a one-year term;

(2) Ratify the appointment of Ernst & Young LLP as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2012; and (3) Advisory vote to approve named executive officer compensation.

Your Board of Directors recommends a vote “FOR” the election of each director nominee and “FOR” Items 2 and 3.

The Board of Directors has set the close of business on February 10, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the 2012 Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

18692/18698

Stockholders of record on the Record Date, or their authorized proxy holders, may attend the 2012 Annual Meeting if they have requested an admission ticket in advance following the instructions in the 2012 Proxy Statement. Directions to the 2012 Annual Meeting location are available at http://www.kbhome.com/investor/proxy.

Meeting Location:

KB Home Corporate Office

10990 Wilshire Boulevard Los Angeles, CA 90024

The following proxy materials are available for you to access and review online:

2012 Proxy Statement (including all attachments thereto);

2011 Annual Report (which is not deemed to be part of the official proxy soliciting materials); and

Any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper or e-mail copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email request)

Internet: http://www.proxyvoting.com/kbh

HOW TO VOTE BY INTERNET

Voting Website: http://www.proxyvoting.com/kbh

We encourage you to review the proxy materials on the Internet before voting.

On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now”.

Have this notice in hand when you access the website and use the 11-digit control number located on the reverse side.

If you are a stockholder of record with our transfer agent, you may vote via the Internet any time until 11:59 p.m. Eastern Time on April 11, 2012.

If you are entitled to direct the vote of shares held in the KB Home Common Stock Fund in our 401(k) Savings Plan or in our Grantor Stock Ownership Trust, you may vote via the Internet in each instance any time until 11:59 p.m. Eastern Time on April 10, 2012.

Your Internet vote authorizes the individuals named as proxies, or the applicable trustee, to vote your shares in the same manner as if you marked, signed and returned a voting instruction form.